SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report: July 24, 2003

Express Scripts, Inc.

(Exact Name of Registrant as specified in its Charter)

Delaware	0-20199	43-1420563

(State or other jurisdiction of corporation)	(Commission File No.)	(IRS Employer Identification No.)

13900 Riverport Drive, Maryland Heights, Missouri	63043

(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:	(314) 770-1666

(Former name or former address, if changed since last report)

Item 5.      Other Events

                    On July 23, 2003, Express Scripts, Inc. (the "Company") issued a press release. Selected unaudited financial information included in such press release is attached hereto as Exhibit 99.1 and incorported herein by reference.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits

                   (c)   The following Exhibit is filed as part of this report on Form 8-K:

                           Exhibit 99.1     Selected unaudited financial information from the Company’s press release dated July 23, 2003.

Item 9.      Regulation FD Disclosure

                   The following information is furnished pursuant to Regulation FD.

                   The Company’s entire July 23, 2003 press release is attached hereto as Exhibit 99.2 and incorporated herein by reference.

SIGNATURE

                   Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXPRESS SCRIPTS, INC.

Date: July 24, 2003	By: /s/ Barrett A. Toan
Barrett A. Toan
Chairman and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Unaudited Financial Information, dated July 23, 2003
99.2	Press release, dated July 23, 2003